Operating Plan, Go-Forward Strategy & Q1’25 Business Update May 14, 2025

Forward-looking statements This presentation of Luminar Technologies, Inc. (“Luminar” or the “company”) includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the U.S. Private securities litigation reform act of 1995. Forward-looking statements may be identified by the use of words such as “future,” “growth,” “opportunity,” "will," “well-positioned,” "forecast," "intend," "seek," "target," “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward- looking statements include, but are not limited to, statements regarding whether next generation sensors and software will be developed successfully or will accelerate automaker adoption, whether new automaker agreements will develop successfully into product launches, whether cost reduction efforts will continue to result in improved operational and financial efficiency, including projected free cash flow generation, expected achievement and timing of manufacturing scale up, OEM production readiness, next-gen LiDAR prototype development, continued software and AI development and performance, program milestones, expected milestones, market size estimates, product efficacy, near-term priorities, including plans to ramp production and ramp down costs, operating expenses and cost of sales, and the financial and business milestone guidance for fiscal 2025. These statements are based on various assumptions, whether or not identified in this presentation, and on the current expectations of Luminar’s management and are not guarantees of actual performance. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Luminar does not undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on the company’s current expectations and beliefs concerning future developments and their potential effects on Luminar. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements, including the risks discussed in the “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Luminar’s most recently filed periodic reports on Form 10-K and Form 10-Q, including Luminar's Annual Report on Form 10-K for the year ended December 31, 2024, and other documents Luminar files with the SEC in the future, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2025. Should one or more of these risks or uncertainties materialize, or should any of management’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward- looking statements. Luminar does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements. Trademarks and trade names Luminar owns or has rights to various trademarks, service marks and trade names that it uses in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this presentation is not intended in, and does not imply, a relationship with Luminar, or an endorsement or sponsorship by or of Luminar. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Luminar will not assert, to the fullest extent under applicable law, its rights or the right of the applicable licensor in these trademarks, service marks and trade names. Industry and market data In this presentation, Luminar relies on and refers to information and statistics regarding the sectors in which Luminar competes and other industry data. Luminar obtained this information and statistics from third-party sources, including reports by market research firms. Although Luminar believes these sources are reliable, the company has not independently verified the information and does not guarantee its accuracy and completeness. Luminar has supplemented this information where necessary with information from discussions with Luminar customers and Luminar’s own internal estimates, taking into account publicly available information about other industry participants and Luminar’s management’s best view as to information that is not publicly available. Notice of late filing Luminar expects to file a notification of late filing on Form 12b-25 with the SEC, which will provide an automatic 5-day extension of the filing deadline for its Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2025 (the “Quarterly Report”), to May 20, 2025. Luminar expects to file the Quarterly Report as soon as practicable within the 5-day extension period. Disclaimer & Cautionary Note © 2025 Luminar Technologies, Inc. All rights reserved. | 2

Use of Non-GAAP financial measures The financial information and data contained in this presentation is unaudited and does not conform to regulation S-X promulgated under the securities act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any filing Luminar makes with the SEC. Luminar has not filed its Form 10-Q for the quarter ended March 31, 2025. As a result, all financial results described in this presentation should be considered preliminary and are subject to change to reflect any necessary adjustments or changes in accounting estimates that are identified prior to the time that Luminar files its Form 10-K. In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation contains certain non-GAAP financial measures and certain other metrics. Non-GAAP financial measures and these other metrics do not have any standardized meaning and are therefore unlikely to be comparable to similarly titled measures and metrics presented by other companies. Luminar considers these non-GAAP financial measures and metrics to be important because they provide useful measures of the operating performance of the Company, exclusive of factors that do not directly affect what we consider to be our core operating performance, as well as unusual events. The Company’s management uses these measures and metrics to (i) illustrate underlying trends in the Company’s business that could otherwise be masked by the effect of income or expenses that are excluded from non-GAAP measures, and (ii) establish budgets and operational goals for managing the Company’s business and evaluating its performance. In addition, investors often use similar measures to evaluate the operating performance of a company. Non-GAAP financial measures and metrics are presented only as supplemental information for purposes of understanding the Company’s operating results. The non-GAAP financial measures and metrics should not be considered a substitute for financial information presented in accordance with GAAP. This presentation includes non-GAAP financial measures, including non-GAAP cost of sales, gross loss/gross profit, operating expenses, net loss, and Free Cash Flow. Non-GAAP cost of sales is defined as GAAP cost of sales adjusted for stock-based compensation expense and amortization of intangible assets. Non-GAAP gross loss/gross profit is defined as GAAP gross loss/gross profit adjusted for stock-based compensation expense and amortization of intangible assets. Non-GAAP operating expenses is defined as GAAP operating expenses adjusted for stock-based compensation expense, amortization of intangible assets, impairment of goodwill and intangible assets, and transaction costs relating to acquisition activities. Non-GAAP net loss is defined as GAAP net loss adjusted for stock-based compensation expense, amortization of intangible assets, accelerated depreciation related to certain property, plant, and equipment items, impairment of goodwill and intangible assets, gain on extinguishment of debt, impairment of investments, restructuring costs, gain from certain acquisitions, transaction costs relating to acquisition activities, change in fair value of embedded derivative, and change in fair value of warrant liabilities. Free Cash Flow is defined as operating cash flow less capital expenditures. Footnotes 1 Product development savings: Measured as expected future multi-year budget to develop Luminar Halo with current customer plans versus equivalent prior spending over product life for Iris & Iris+ programs; Savings to compound with each additional customer aligning to unified product platform rather than requiring product customization through development 2 Time to market: Measured as timeframe from finalized concept to production validation and/or measured as time from finalized prototype to series production 3 Cost savings: Referencing cost savings achieved with 2024 Restructuring Plan actions implemented May 2024, specifically reduction in workforce of redundant roles within Luminar as a result of expanded TPK partnership 4 BOM reduction: Measured as estimated Bill of Materials (BOM) cost for Iris as of May 2025 at current volume levels versus estimate for Luminar Halo at product maturity 5 Software: Various Luminar software capabilities are still in development and have not achieved “technology feasibility” or “production ready” status. 6 Non-GAAP metrics: Please refer to Reconciliation of GAAP to Non-GAAP financial measures on slides 26-28. 7 Cash & Liquidity: Includes Cash, cash equivalents, and marketable securities, as well as applicable lines of credit and other facilities. 8 Free Cash Flow: Free cash flow is a non-GAAP measure and is defined as Operating cash flow less Capital expenditures. 9 Change in Cash: Refers to change in cash, cash equivalents, and marketable securities, and excludes incremental liquidity from undrawn line of credit. Disclaimer & Cautionary Note © 2025 Luminar Technologies, Inc. All rights reserved. | 3

Operating Plan & Go-Forward Strategy © 2025 Luminar Technologies, Inc. All rights reserved. | 4

© 2025 Luminar Technologies, Inc. All rights reserved. | 5 LiDAR A LiDAR B LiDAR C LiDAR D LiDAR E Luminar Halo: A New Global Standard Rest of Industry & Previous Luminar Operating Model Luminar’s New Unified Product Architecture UNIFIED PRODUCT ARCHITECTURE Please refer to Footnotes on slide 3 for more detail.

© 2025 Luminar Technologies, Inc. All rights reserved. | 6 UNIFIED PRODUCT ARCHITECTURE Enablers of a Unified Product Architecture: Luminar Halo Cost & Manufacturability OEM Alignment Technology Advantages Please refer to Footnotes on slide 3 for more detail.

© 2025 Luminar Technologies, Inc. All rights reserved. | 7 UNIFIED PRODUCT ARCHITECTURE Advantage of Luminar Halo Technology Platform 1550nm high performance wavelength 4x performance over Iris Point quality over just quantity LEVEL 0 LEVEL 1 LEVEL 2 LEVEL 4 LEVEL 5 LEVEL 3Advanced Safety Full Autonomy Same Product, All Levels 1/3 size of Iris Please refer to Footnotes on slide 3 for more detail.

© 2025 Luminar Technologies, Inc. All rights reserved. | 8 UNIFIED PRODUCT ARCHITECTURE Global OEM Alignment Around Luminar Halo In collaboration with our partners Nissan, Mercedes, Volvo Cars and Polestar, Luminar Halo is setting a unified global standard for automotive grade LiDAR. “As one of the world’s top selling car brands, Nissan has the ability to play a significant role in advancing automotive safety for the typical car owner. These efforts will require an advanced, automotive grade LiDAR, like Luminar Halo which as designed, has the ability to meet our advanced requirements." - Nissan Please refer to Footnotes on slide 3 for more detail.

© 2025 Luminar Technologies, Inc. All rights reserved. | 9 UNIFIED PRODUCT ARCHITECTURE Implications of Unified Product Architecture >$100M Expected product development savings; scales by customer[1] Please refer to Footnotes on slide 3 for more detail. >3x Aggregated target volume for economies of scale 2x Targeted faster time to market[2]

Operating Model Beyond Luminar Halo © 2025 Luminar Technologies, Inc. All rights reserved. | 10Please refer to Footnotes on slide 3 for more detail.

Module DevelopmentManufacturing Industrialization © 2025 Luminar Technologies, Inc. All rights reserved. | 11 GO-FORWARD STRATEGY Leveraging Partnerships to Enable Focus on Core LiDAR Technology + 2021 2024 2026+ Through strategic partnerships, Luminar can focus on core transceiver expertise, while still maintaining ownership of our OEM customer relationships. + Please refer to Footnotes on slide 3 for more detail.

© 2025 Luminar Technologies, Inc. All rights reserved. | 12 GO-FORWARD STRATEGY Example: Success of Industrialization Partnership Partnership With TPK/LTEC Contributed to: $80M+ in annual cost savings at Luminar[3] >50% expected BOM reduction from Iris to Halo[4] ~75% fewer assembly steps for Halo versus Iris Please refer to Footnotes on slide 3 for more detail.

GO-FORWARD STRATEGY © 2025 Luminar Technologies, Inc. All rights reserved. | 13 Transceiver LiDAR Module Semiconductors (Receiver, Laser, Digital ASIC) Industrialization Software Manufacturing 2022 2024 2026+2021 Semiconductors OEM Relationship Owned by Luminar Radical Streamlining of Luminar to Core LiDAR Business In-house at Luminar Partner responsibility Please refer to Footnotes on slide 3 for more detail.

The Future Luminar responsible for core IP/Tech only; Increase use of partners Single unified product platform at any given time Consolidated and specialized resources for tech innovation The Past Full responsibility for investment and execution from semi to factory Custom products for each customer Significant and distributed resources across disciplines © 2025 Luminar Technologies, Inc. All rights reserved. | 14 GO-FORWARD STRATEGY Luminar's Post-Halo Operating Model Please refer to Footnotes on slide 3 for more detail.

Creating advanced LiDAR and software[5] to enable the world’s safest and smartest vehicles. © 2025 Luminar Technologies, Inc. All rights reserved. | 15Please refer to Footnotes on slide 3 for more detail.

Financials & Guidance © 2025 Luminar Technologies, Inc. All rights reserved. | 16

$44 $37 $32 $23 $19 $0 $10 $20 $30 $40 $50 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 $73 $70 $61 $55 $45 $40 $45 $50 $55 $60 $65 $70 $75 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q1’25 BUSINESS UPDATE Cost Actions Update Cost actions are not expected to adversely impact our execution in a material way Quarterly Non-GAAP[6] Operating Expenses ($M) Quarterly Stock-Based Compensation ($M) Savings Realized © 2025 Luminar Technologies, Inc. All rights reserved. | 17 GAAP: $115 $114 $102 $78 $64 Savings Realized Lowering YE’25 quarterly OpEx target from mid/high-$30M to low-$30M range Please refer to Footnotes on slide 3 for more detail.

Q1’25 BUSINESS UPDATE Balance Sheet Update © 2025 Luminar Technologies, Inc. All rights reserved. | 18 Continuing to reduce outstanding balance of debt maturing next year • Mar ’25: Retired $18M face amount of 2026 convertible debt via stock exchange transaction • $185M = Face amount of 2026 convertible debt outstanding as of May ’25 • Goal = <$100M 2026 convertible debt by June '26 • Q1’25 total debt balance = $521M, including 2026 unsecured convertible notes, 2028 floating rate notes, and 2030 secured convertible notes Addressing Upcoming Debt Maturity 2026 Unsecured Convertible Face Value ($M) $0 $100 $200 $300 $400 $500 $600 $700 Pre-Exchange - August 2024 Post-Exchange - August 2024 Outstanding Face Value - 1Q'25 $625 $203 $185 ~$440M Reduction in Face Value Since August 2024 Please refer to Footnotes on slide 3 for more detail.

Revenue $18.9M -16% QoQ, -10% YoY In-line with guidance for Q1’25 revenue to be lower versus Q4'24 ($22.5M) Comments: • QoQ growth in series production and NRE revenue • Offset by lower revenue from non- series production customers • ~6k LiDARs shipped in Q1’25 (up ~50% QoQ) Gross Profit GAAP = $(8.1)M Non-GAAP[6] = $(6.4)M Consistent with guidance of Gross Loss per quarter of $(5)M-$(10)M in FY’25 Comments: • Continued growth in series production sales at unfavorable unit economics, partially offset by returns from cost savings actions OpEx GAAP = $64.2M Non-GAAP[6] = $45.2M Good progress on revised guidance for quarterly OpEx to decline from $55M at YE’24 to low-$30M by YE’25 Cash & Liquidity[7] $188.2M Includes $138.2M of cash & equivalents and $50M of undrawn credit facility Total access to liquidity: • $397M with $209M remaining under equity financing program as of Q1’25 Comments: • Q1 Free Cash Flow[8] of $(44.3)M improved versus Q4 ($(62.2)M) • QoQ Change in Cash[9] of $(44.5)M higher versus Q4 (($15.9)M), driven by negligible proceeds from equity financing program in Q1 ($47.6M in Q4) Q1’25 BUSINESS UPDATE Q1’25 Financial Results Highlights © 2025 Luminar Technologies, Inc. All rights reserved. | 19Please refer to Footnotes on slide 3 for more detail.

Revenue Maintained FY’25 Total Revenue Growth of 10% to 20% • >3x expected increase in LiDAR shipments for series production • Growth offset by full-year impact of previously renegotiated non-series production contract in Q3'24 • Still assumes FY’25 sensor shipments of 30k-33k versus ~9k in FY’24, reflecting a ~50% discount to IHS forecasts Q2’25 Revenue to be lower QoQ • Lower sensor sales to non-series production customers Gross Loss Maintained Non-GAAP[6] Quarterly Gross Loss through FY’25 • Expect Gross Loss to be in range of $(5)M-$(10)M per quarter through FY’25, on average • Assumes series production volumes not yet sufficient to drive positive gross margin for Iris OpEx Lowered Non-GAAP[6] Quarterly OpEx to improve to low-$30M range by end of year • Improved from prior outlook to end FY’25 in mid/high-$30M range • Driven by cost reduction actions executed in FY’24 & additional actions planned for FY’25 Cash & Liquidity[7] Maintained End FY’25 with >$150M in Cash & Liquidity • Cash & Liquidity includes cash & equivalents plus undrawn credit facility, but excludes availability on equity financing program • Free Cash Flow[8] to improve YoY, driven by cost reduction actions executed in FY’24 & additional actions outlined for FY’25 • Expect to issue ~$30M per quarter, on average, under equity financing program FY’25 GUIDANCE Reiterating FY’25 Financial Guidance with Lower OpEx Targets © 2025 Luminar Technologies, Inc. All rights reserved. | 20Please refer to Footnotes on slide 3 for more detail.

FY'25 GUIDANCE

2025 Year-End Milestones & Status Update

1 Series Production

Ramp series production volume at least 3x year-over-year; Drive economies of scale; Launch additional vehicle models.

Status: On track. Shipped ~6k LiDARs in Q1'25, driven by automotive series production. On track to support additional model launches by customers through this year.

2 Next-Generation Technology

Progress on Luminar Halo milestones in customer development contracts.

Status: On track. Executing development work on Luminar Halo for Volvo Cars and Mercedes-Benz. Global OEMs aligning around unified specifications and product architecture with Halo.

3 Business Model

Streamline Luminar's operations with customer transitions to Luminar Halo to drive efficient execution, reduced costs, and accelerated path to profitability.

Status: On track. Outlined updated strategic plan that includes shift to a unified product architecture and longer-term evolution towards a radically streamlined business.

Please refer to Footnotes on slide 3 for more detail.

© 2025 Luminar Technologies, Inc. All rights reserved. | 21

Appendix © 2025 Luminar Technologies, Inc. All rights reserved. | 22

Condensed Consolidated Balance Sheets

In thousands
Unaudited

	As Of		
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024
ASSETS			
Current Assets:			
Cash and cash equivalents	$59,322	$82,840	$109,563
Restricted cash	1,900	1,882	1,733
Marketable securities	78,863	99,827	108,768
Accounts receivable	28,471	14,272	29,034
Inventory	13,916	14,908	16,417
Prepaid expenses and other current assets	23,551	31,498	41,122
Total current assets	206,023	245,227	306,637
Property and equipment, net	49,537	52,281	62,127
Operating lease right-of-use assets	29,561	31,479	46,631
Intangible assets, net	14,524	15,556	21,994
Goodwill	3,994	3,994	7,390
Other non-current assets	15,810	16,676	23,166
Total Assets	$319,449	$365,213	$467,945
LIABILITIES AND STOCKHOLDERS' DEFICIT			
Current Liabilities:			
Accounts payable	$27,661	$18,972	$27,359
Accrued and other current liabilities	35,049	31,567	52,136
Operating lease liabilities	9,968	10,049	11,309
Total current liabilities	72,678	60,588	90,804
Warrant liabilities	1	—	248
Debt	482,124	500,516	616,237
Operating lease liabilities, non-current	22,007	24,083	38,386
Other non-current liabilities	134	815	2,115
Total Liabilities	$576,944	$586,002	$747,790
Stockholders' Deficit:			
Class A common stock	3	3	2
Class B common stock	1	1	1
Additional paid-in capital	2,244,742	2,204,814	1,998,106
Accumulated other comprehensive income (loss)	(413)	(295)	(68)
Treasury stock	(312,477)	(312,477)	(312,477)
Accumulated deficit	(2,189,351)	(2,112,835)	(1,965,409)
Total Stockholders' Deficit	(257,495)	(220,789)	(279,845)
Total Liabilities and Stockholders' Deficit	$319,449	$365,213	$467,945

Please refer to Footnotes on slide 3 for more detail.

© 2025 Luminar Technologies, Inc. All rights reserved. | 23

Condensed Consolidated Statements of Operations In thousands, except share and per share data Unaudited Three Months Ended Mar 31, 2025 Dec 31, 2024 Mar 31, 2024 Revenue: Products $12,972 $18,887 $15,302 Services 5,914 3,597 5,666 Total revenue 18,886 22,484 20,968 Cost of sales: Products 22,830 17,401 24,507 Services 4,156 (7,395) 6,916 Total cost of sales 26,986 10,006 31,423 Gross Profit (Loss) (8,100) 12,478 (10,455) Operating expenses: Research and development 38,288 47,478 67,750 Sales and marketing 4,904 7,736 14,515 General and administrative 20,916 22,726 33,049 Restructuring costs 64 226 — Total operating expenses 64,172 78,166 115,314 Loss from Operations (72,272) (65,688) (125,769) Other income (expense), net: Change in fair value of warrant liabilities — 19 821 Interest expense (12,321) (12,610) (2,757) Interest income 1,767 2,062 3,430 Gain on extinguishment of debt 6,773 1,314 — Gain from acquisition of EM4, LLC (48) (278) 1,752 Changes in fair value of derivative liability 506 29,253 — Losses and impairments related to investments and certain other assets, and other income (expense) (774) 783 (2,604) Total other income (expense), net (4,097) 20,543 642 Income/ (Loss) before Provision for Income Taxes (76,369) (45,145) (125,127) Provision for income taxes 147 (923) 587 Net Income (Loss) (76,516) $(44,222) $(125,714) Net Income (Loss) per Share: Basic and diluted $(1.82) $(1.26) $(4.44) Shares used in computing net income (loss) per share: Basic and diluted 42,093,255 35,020,843 28,307,044 Comprehensive Loss: Net Income (Loss) $(76,516) $(44,222) $(125,714) Net unrealized Income (Loss) on available-for- sale debt securities (118) (536) (70) Comprehensive Loss $(76,634) $(44,758) $(125,784) © 2025 Luminar Technologies, Inc. All rights reserved. | 24Please refer to Footnotes on slide 3 for more detail.

Three Months Ended Mar 31, 2025 2024 Cash flows from operating activities: Net loss $(76,516) (125,714) Adjustments to reconcile net loss to net cash used in operating activities: Depreciation and amortization 4,413 8,066 Amortization of operating lease right-of-use assets 1,918 2,010 Amortization of premium (discount) on marketable securities (494) (870) Loss on marketable securities 1,275 2,320 Change in fair value of private warrants 1 (821) Vendor stock in lieu of cash program 2,676 4,034 Amortization of debt discount and issuance costs 1,886 809 Inventory write-offs and write-downs 2,264 16,903 Change in fair value of derivatives (506) — Gain or write-off on sale or disposal of property and equipment 290 — Share-based compensation, including restructuring costs 19,380 44,465 Gain on extinguishment of debt (6,773) — Loss from acquisition of EM4 48 (1,752) Change in product warranty and other 328 (1,684) Changes in operating assets and liabilities: Accounts receivable (14,198) (13,846) Inventories (1,570) (17,586) Prepaid expenses and other current assets 11,110 (7,495) Other non-current assets 866 (1,071) Accounts payable 7,623 6,128 Accrued and other current liabilities 3,816 7,445 Other non-current liabilities (2,066) (2,570) Net cash used in operating activities (44,229) (81,229) Cash flows from investing activities: Purchases of marketable securities (34,547) (48,827) Proceeds from maturities of marketable securities 40,224 88,990 Proceeds from sales/redemptions of marketable securities 14,388 274 Purchases of property and equipment (115) (1,284) Acquisition of EM4 (net of cash acquired) 242 (4,727) Proceeds from disposal of properaty and equipment 253 — Net cash provided by investing activities 20,445 34,426 Cash flows from financing activities: Net proceeds from issuance of Class A common stock under Equity Financing Program 394 17,230 Proceeds from exercise of stock options — 371 Payments of employee taxes related to stock-based awards (110) (126) Net cash provided by financing activities 284 17,475 Net increase (decrease) in cash, cash equivalents and restricted cash (23,500) (29,328) Beginning cash, cash equivalents and restricted cash 84,722 140,624 Ending cash, cash equivalents and restricted cash $61,222 $111,296 Supplemental disclosures of cash flow information: Cash paid for interest 9,898 — Supplemental disclosures of non-cash investing and financing activities: Conversion of 2030 Convertible Notes to Class A common stock 1,127 — Conversion of 2026 Convertible Senior Notes to Class A common stock 11,819 — Recognition/derecognition of operating lease right-of-use asset and liability — 3,842 Purchases of property and equipment recorded in accounts payable and accrued liabilities 1,066 299 Condensed Consolidated Statement of Cash Flows In thousands, Unaudited © 2025 Luminar Technologies, Inc. All rights reserved. | 25Please refer to Footnotes on slide 3 for more detail.

Reconciliation Tables Three Months Ended Mar 31, 2025 Dec 31, 2024 Mar 31, 2024 GAAP Gross profit (loss) $(8,100) $12,478 $(10,455) Non-GAAP adjustments: Stock-based compensation 1,291 1,193 3,395 Amortization of intangible assets 229 322 166 Accelerated depreciation related to certain property, plant & equipment items 143 48 2,135 Non-GAAP Gross profit (loss) $(6,437) $14,041 $(4,759) Reconciliation of GAAP Cost of Sales to Non-GAAP Cost of Sales In thousands Unaudited Reconciliation of GAAP Gross Profit (Loss) to Non-GAAP Gross Profit (Loss) In thousands Unaudited Three Months Ended Mar 31, 2025 Dec 31, 2024 Mar 31, 2024 GAAP operating expenses $64,172 $78,166 $115,314 Non-GAAP adjustments: Stock-based compensation (18,137) (22,075) (41,070) Restructuring costs (64) (266) — Amortization of intangible assets (803) (834) (834) Transaction costs relating to acquisition activities — — (231) Non-GAAP operating expenses $45,168 $55,031 $73,179 Reconciliation of GAAP Operating Expenses to Non-GAAP Operating Expenses In thousands Unaudited Three Months Ended Mar 31, 2025 Dec 31, 2024 Mar 31, 2024 GAAP cost of sales $26,986 $10,006 $31,423 Non-GAAP adjustments: Stock-based compensation (1,291) (1,193) (3,395) Amortization of intangible assets (229) (322) (166) Accelerated depreciation related to certain property, plant & equipment items (143) (48) (2,135) Non-GAAP cost of sales $25,323 $8,443 $25,727 © 2025 Luminar Technologies, Inc. All rights reserved. | 26Please refer to Footnotes on slide 3 for more detail.

Reconciliation Tables Three Months Ended Mar 31, 2025 Dec 31, 2024 Mar 31, 2024 GAAP Net income (loss) $(76,516) $(44,222) $(125,714) Non-GAAP adjustments: Stock-based compensation 19,428 23,268 44,465 Amortization of intangible assets 1,032 1,156 1,000 Accelerated depreciation related to certain property, plant & equipment items 143 48 2,135 Impairment of goodwill and intangible assets — — — Gain on extinguishment of debt (6,773) (1,314) — Restructuring costs, including stock-based compensation 64 226 — Gain from acquisition of EM4 48 278 (1,752) Transaction costs relating to acquisition activities — — 231 Change in fair value of embedded derivative (506) (29,253) — Change in fair value of warrant liabilities — (18) (821) Provision for income taxes — — — Non-GAAP Net Loss $(63,080) $(49,831) $(80,456) GAAP Net Income (Loss) per Share: Basic and Diluted $(1.82) $(1.26) $ (4.44) Non-GAAP Net Income (Loss) per Share Basic and Diluted $(1.50) $(1.42) $(2.84) Shares used in computing GAAP Net income (loss) per share Basic and Diluted 42,093,255 35,020,843 28,307,044 Shares used in computing Non-GAAP Net income (loss) per share Basic and Diluted 42,093,255 35,020,843 28,307,044 Reconciliation of GAAP Net Loss to Non-GAAP Net Loss In thousands, except share and per share data Unaudited © 2025 Luminar Technologies, Inc. All rights reserved. | 27Please refer to Footnotes on slide 3 for more detail.

Reconciliation Tables

Reconciliation of GAAP Operating Cash Flow to Non-GAAP Free Cash Flow
In thousands
Unaudited

	Three Months Ended		
	Mar 31, 2025	Dec 31, 2024	Mar 31, 2024
GAAP Operating cash flow	$(44,229)	$(61,360)	$(81,229)
Non-GAAP adjustments:			
Capital expenditures:	(115)	(846)	(1,284)
Non-GAAP Free cash flow[4]	$(44,344)	$(62,206)	$(82,513)

Summary of Stock-Based Compensation and Intangibles Amortization
In thousands
Unaudited

	Three Months Ended					
	Mar 31, 2025		Dec 31, 2024		Mar 31, 2024	
	Stock-Based Compensation	Intangibles Amortization	Stock-Based Compensation	Intangibles Amortization	Stock-Based Compensation	Intangibles Amortization
Cost of sales	$1,291	$229	$1,193	$322	$3,395	166
Research and development	6,337	599	9,507	599	14,484	599
Sales and marketing	1,166	204	3,143	235	5,223	235
General and administrative	10,634	—	9,425	—	21,363	—
Restructuring costs	(48)	—	75	—	—	—
Total	$19,380	$1,032	$23,343	$1,156	$44,465	$1,000

Please refer to Footnotes on slide 3 for more detail.
© 2025 Luminar Technologies, Inc. All rights reserved.
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